Exhibit 99.4

Robert Half International Inc.

Stock Incentive Plan

Nonstatutory Stock Option Agreement

This stock option agreement (the “Agreement”) is made and entered into as of                      (the “Grant Date”), between Robert Half International Inc., a Delaware corporation (the “Company”) and                                  (“Optionee”). Capitalized terms not defined herein shall have the meanings assigned to them in the Company’s Stock Incentive Plan (the “Plan”), a copy of which Optionee represents, warrants, and acknowledges having received and reviewed. Optionee also represents, warrants, and acknowledges having received and reviewed a copy of the Plan prospectus and the documents incorporated therein by reference. The Plan is incorporated by reference into this Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.        Grant of Option. Effective as of the Grant Date, the Company granted to Optionee, pursuant to the Plan, a Nonstatutory Option (the “Option”) to purchase all or any part of an aggregate of                      Shares (the “Option Shares”) of the Company’s Common Stock, $.001 par value (“Common Stock”), on the terms and conditions set forth herein and in the Plan.

2.        Exercise Price. The exercise price for purchase of the Option Shares shall be $             per Share (the “Exercise Price”) which is 100% of the Fair Market Value of a Share on the Grant Date.

3.        Term. The Option shall terminate ten years from the Grant Date unless terminated earlier pursuant to the Plan.

4.        Vesting. The Option shall vest as to 25% of the Option Shares covered thereby on each of                                          and                     , subject to Sections 3(b)(xv), 7(d), 14 and 15 of the Plan.

5.        Performance Condition. The Option shall be subject to the Performance Condition as specified in Section 12 of the Plan. The Target Performance Goal (with respect to which the Performance Goal shall be Earnings Per Share) and the Performance Period shall be determined by the Committee.

6.        Exercise of Options.

6.1        Manner of Exercise. Optionee may exercise all or any portion of the Option which is vested, by delivering to the Company at its principal executive office, to the attention of the Secretary of the Company, (a) an executed stock purchase agreement in the form attached hereto as Exhibit A or, at the option of the Company, in such other form as shall then be acceptable to the Company, (b) full payment of the Exercise Price, and (c) satisfaction of all applicable withholding taxes as required by Section 19 of the Plan. The date the Company receives all of the foregoing items will be considered as the date the Option was exercised.

6.2        Payment. The Exercise Price may be paid by any method authorized by Section 8 of the Plan.

7.        Restriction on Issuance of Shares.

7.1        Legality of Issuance. The Company shall not be obligated to sell or issue any Option Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company’s counsel, would constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

7.2        Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the issuance of the Option or any Option Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of the Option or the issuance or sale of any Option Shares pursuant hereto to comply with any law.

8.        Restriction on Transfer. Regardless of whether the sale of the Option Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of Option Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

9.        Stock Certificate Restrictive Legends. Stock certificates evidencing Option Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

10.        Representations, Warranties, Covenants, and Acknowledgments of Optionee Upon Exercise of Option. Optionee hereby agrees that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the issuance of Option Shares may be conditioned upon the person purchasing Option Shares making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

11.        Assignment; Binding Effect. The Option is not assignable or transferable by Optionee except as permitted by the Plan or pursuant to a domestic relations order. During the life of Optionee, the Option is exercisable only by Optionee or, in the event of disability of the Optionee, by Optionee’s guardian or legal representative. Any attempt by Optionee to assign, pledge, transfer, hypothecate, or otherwise dispose of the Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on the Option, shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

12.        Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages and attorneys’ fees, resulting from Optionee’s breach of this Agreement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, each party shall pay its own costs and expenses including, without limitation, all attorneys’ fees.

13.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court for the county in which the principal executive offices of the Company are located, or the United States District Court for the district in which the principal executive offices of the Company are located, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons and complaint in a manner provided for delivery of notices set forth herein.

14.        Notices. A notice of exercise of the Option shall be in writing, and shall be delivered to the Company, Attention: Secretary, at the address specified below, by hand, by courier or by facsimile transmission. Notice complying with this subsection shall be deemed received on the date received by the Secretary of the Company.

All other notices, communications and documents under this Agreement shall be in writing. All notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed to the Company’s principal executive office, Attention: Secretary. The current address of the Company’s principal executive office is:

Robert Half International Inc.

2884 Sand Hill Road

Menlo Park, CA 94025

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books or such other address as Optionee may specify by notice complying with this section. Notices, communications, and documents not delivered by hand shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

15.        Tax Advice. Optionee represents, warrants, and acknowledges that the Company has made no warranties or representations to Optionee with respect to the income tax consequences of the transactions contemplated by this Agreement, and Optionee is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences.

16.        Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each such counterpart were upon a single instrument, and all counterparts shall be deemed an original of this Agreement.

17.        Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ROBERT HALF INTERNATIONAL INC.

By

Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

Optionee